                           SCHEDULE 14C INFORMATION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                    OF THE SECURITIES EXCHANGE ACT OF 1934





[_] Preliminary Information Statement

[X] Definitive Information Statement

[_] Confidential, for use of the Commission only (as permitted by Rule
    14c-5(d)(2))

                                 FORUM FUNDS
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    1)  Title of each class of securities to which transaction applies:

        ----------------------------------------------------------------------
    2)  Aggregate number of securities to which transaction applies:

        ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ----------------------------------------------------------------------
    4)  Proposed maximum aggregate value of transaction:

        ----------------------------------------------------------------------
    5)  Total fee paid:

        ----------------------------------------------------------------------

[_] Fee paid with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which theoffsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and thedate of its filing.

    1)  Amount Previously Paid:

        ----------------------------------------------------------------------
    2)  Form, Schedule or Registration Statement No.:

        ----------------------------------------------------------------------
    3)  Filing Party:

        ----------------------------------------------------------------------
    4)  Date Filed:

        ----------------------------------------------------------------------

                                  FORUM FUNDS

                           ABSOLUTE STRATEGIES FUND

                              Two Portland Square
                             Portland, Maine 04101
                                1-888-992-2765

                               -----------------

                             INFORMATION STATEMENT

                               -----------------

This document is an Information Statement for the shareholders of the Absolute Strategies Fund (the "Fund"), a series of the Forum Funds (the "Trust"). The purpose of this Information Statement is to provide you with information regarding the addition of GMB Capital Management, LLC ("GMB") as a sub-adviser to the Fund, pursuant to an agreement between the Adviser and GMB effective October 4, 2007 ("GMB Agreement"). GMB provides sub-advisory services to a portion of the Fund's portfolio.

This Information Statement is intended to be first mailed to shareholders on or about December 31, 2007.

Absolute Investment Advisers LLC (the "Adviser"), located at 350 Lincoln Street, Suite 216, Hingham, Massachusetts 02043, serves as the investment adviser to the Fund. Subject to the supervision of the Adviser and the Trust's Board of Trustees, thirteen different asset managers are currently responsible for the day-to-day portfolio management of the Fund, as further described in the Fund's prospectus. The portion of the Fund's portfolio managed by each of the sub-advisers will be determined from time to time by the Adviser in consultation with each of the sub-advisers, subject to capacity constraints.

Section 15(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), requires that all agreements under which persons serve as investment advisers (including sub-advisers) to investment companies be approved by shareholders. The Securities and Exchange Commission has granted exemptive relief to the Trust and the Adviser that generally permits the Adviser, subject to certain conditions, including approval of the Trust's Board of Trustees ("Trustees"), to: (i) select a sub-adviser for the Fund; (ii) enter into and materially modify existing advisory agreements between the Adviser and the sub-adviser; and (iii) terminate and/or hire unaffiliated sub-advisers without obtaining approval of the Fund's shareholders. One of the conditions of the exemptive relief is that within 90 days after the hiring of a new sub-adviser without shareholder approval, the Fund must provide an information statement to its shareholders setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of a sub-advisory agreement with the sub-adviser. This Information Statement is being provided to you to satisfy this condition of the exemptive relief.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
 THIS IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE
                        TO THIS INFORMATION STATEMENT.

Shareholders can find important information about the Fund in the Fund's annual report dated as of March 31, 2007 and semi-annual report dated as of September 30, 2007, which previously have been furnished to shareholders. Shareholders may request another copy of the reports by writing to the Fund at the address above or by calling the telephone number above. The Fund will provide copies of the reports free of charge. Text-only versions of the Fund's annual report and semi-annual report can be viewed online or downloaded from the Fund's website (http://www.absoluteadvisers.com). Only one Information Statement is being delivered to multiple shareholders at the same address unless instructions to the contrary have been received. We will deliver additional copies of this Information Statement upon request by writing to the Fund at the address above or by calling the telephone number above. You may request to start, or discontinue, "householding" of future mailings by writing to the Fund at the address above or by calling the telephone number above.

                             Information About GMB

GMB, Ten Post Office Square, Suite 1200, Boston, Massachusetts 02109, has been a sub-adviser to the Fund since October 4, 2007. GMB was formed in 2005 and provides investment advisory services for other pooled investment vehicles. The Fund is the first mutual fund for which GMB provides investment advisory services. As of September 30, 2007, GMB managed approximately $130 million in assets.

PORTFOLIO MANAGEMENT

Gabriel R. Bitran, Chief Investment Officer, is responsible for the day-to-day management of the portion of the Fund's portfolio managed by GMB. Mr. Bitran is a founder of GMB and has over fifteen years of experience as an investment professional. Prior to founding GMB, Mr. Bitran was a Deputy Dean of the MIT Sloan School from 1998 to 2003, and has been a Professor of Management at the MIT Sloan School since 1978. Marco Bitran, Chief Operating Officer, serves as a backup portfolio manager for GMB. Marco Bitran is a former Global Industry Analyst at Wellington Management Company, LLP.

DIRECTORS AND OFFICERS OF GMB

The following table lists the directors and principal executive officers of GMB. The address of each individual listed below is c/o GMB Capital Management, LLC, Ten Post Office Square, Suite 1200, Boston, Massachusetts 02109. Gabriel Bitran and Marco Bitran own a controlling interest in GMB.

      NAME                            PRINCIPAL OCCUPATION
      ----              -------------------------------------------------
      Gabriel R. Bitran Managing Member, Chief Investment Officer
      Marco Bitran      Managing Member, Chief Operating Officer
      Kirstin Anderson  Chief Financial Officer, Chief Compliance Officer

OTHER FUNDS

GMB provides investment advisory services for other pooled investment vehicles. The following table sets forth relevant information with respect to each such vehicle for which GMB acts as an investment adviser.

                                                                 CONTRACTUAL ANNUAL RATE OF         WAIVED
                                    NET ASSETS OF THE FUND           COMPENSATION TO GMB              OR
                                            AS OF                   (BASED ON EACH FUND'S           REDUCED
NAME OF FUND                          SEPTEMBER 30, 2007          AVERAGE DAILY NET ASSETS)          FEES
------------                        ---------------------- ---------------------------------------  -------
GMB Global Alpha, LP...............      $45,000,000       2%, plus 20% performance allocation        N/A
GMB Global Alpha Flex-X, LP........      $15,000,000       2%, plus 20% performance allocation        N/A
GMB Global Alpha Offshore, Ltd.....      $35,000,000       2%, plus 20% performance allocation        N/A
GMB Global Multi-Strategy, LP......      $65,000,000       1.5%, plus 15% performance allocation      N/A

                         GMB Sub-Advisory Arrangement

The GMB Agreement, including the scope of services being provided, is substantially similar to the terms of the Fund's other sub-advisory agreements except for the effective date and the management fees, as described below. Disclosures related to the investments for which GMB is responsible are included in the Fund's registration statement. A copy of the GMB Agreement is included as an Appendix to this Information Statement.

The GMB Agreement provides that GMB is responsible for, among other things
(i) assisting the Adviser in providing a continuous investment program with respect to a portion of the Fund's portfolio (the "Allocated Assets"), including investment research and management with respect to all securities and investments and cash equivalents in the Allocated Assets; (ii) selecting brokers and dealers through which securities transactions are to be executed;
(iii) voting proxies on behalf of the Fund with respect to securities purchased with the Allocated Assets and providing voting information to the Fund and its agents in relation to the Fund's annual proxy voting report filed on Form N-PX; and (iv) maintaining certain records required under the relevant provisions of the Investment Company Act.

The GMB Agreement provides that GMB is not liable or responsible for any action taken or omitted by GMB, except for liability resulting from GMB's bad faith, willful misfeasance or gross negligence in the performance of its duties or reckless disregard of such duties.

The GMB Agreement has an initial term of two years and continues thereafter automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Trustees or by vote (a "Majority Vote") of the lesser of (i) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. In either event, its continuance must also be approved by a majority of the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act (the "Independent Trustees") by vote cast in person at a meeting called for the purpose of voting on such approval. The GMB Agreement is terminable at any time without penalty, on 60 days' notice, by the Adviser, GMB or the Trustees or by a Majority Vote of the Fund's shareholders. Pursuant to the Investment Company Act, the GMB Agreement terminates automatically in the event of its assignment (as defined in the Investment Company Act) or upon termination of the Fund's investment advisory agreement with the Adviser.

For its services, GMB is paid by the Adviser (and not the Fund) an annual fee equal to 1.00% of that portion of the Fund's assets that the Adviser allocates to GMB. Under the Fund's current sub-advisory arrangement, all fees paid to sub-advisers are paid by the Adviser (and not the Fund). For the fiscal year ended March 31, 2007, the fee paid to the Adviser under the Advisory Agreement was $2,626,862, of which $32,660 was waived by the Adviser. Had the GMB Agreement been in place for that period, the advisory fees paid by the Fund would have been the same because GMB's advisory fees would have been paid by the Adviser (and not the Fund) out of the fees the Adviser received under the Advisory Agreement.

                             Board Considerations

The Trustees, including the Independent Trustees, approved the GMB Agreement at a meeting of the Trustees held on October 4, 2007. The Trustees approved the GMB Agreement between the Adviser and GMB, on behalf of the Fund, based on a variety of factors relating to GMB's ability to provide services to Fund under the GMB Agreement, including (1) the nature and quality of the services to be provided to the Fund by GMB, including information on the investment performance of GMB; (2) GMB's financial stability, cost for providing services to, and profitability from its relationship with, the Fund; (3) the Adviser's recommendation to retain GMB as an investment sub-adviser; (4) GMB's compensation for providing sub-advisory services to the Fund; and (5) economies of scale and other benefits to GMB from its relationship with the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and the Trustees attributed different weights to the various factors. In particular, the Trustees focused on the factors below.

In reviewing the nature, extent and quality of the services expected to be provided by GMB, the Trustees considered information regarding the experience and professional background of Gabriel and Marco Bitran at GMB; the track record of GMB in managing the portfolios of other pooled investment vehicles with the same or similar global macro investment strategy; the qualifications and capabilities of the portfolio managers and other personnel who would have principal investment responsibility for Fund assets; the investment philosophy and decision-making processes of those professionals.

The Trustees considered the Fund's objective to preserve capital as well as how GMB's management style fits in the Fund's overall investment strategy. The Trustees also considered the investment performance over the past year of other pooled investment vehicles managed by GMB utilizing a global macro investment strategy. The strategy uses proprietary optimal-pricing models to analyze and attempt to take advantage of opportunities in a variety of global assets that are believed to have the highest probability of success (long investment) or failure (short investment). GMB looks for opportunities that may include domestic or international and, at times, high-growth emerging markets using exchange traded funds as well as fixed income investments, currencies, precious metals and commodities and other investment vehicles. The Trustees noted that two hedge funds currently managed by GMB under a global macro investment strategy had outperformed those funds' benchmarks since inception in September 2006. Based on this review, the Trustees determined that GMB's management of the Fund could benefit the Fund and its shareholders. The Trustees also considered the financial condition, solvency, triggers for the purchase of insurance and the operational stability of GMB.

The Trustees considered the recommendation of the Adviser to retain GMB as a sub-adviser. The Trustees reviewed and discussed GMB's compliance program, code of ethics and proxy voting policies and procedures and received a satisfactory report concerning GMB's compliance program from a service provider. The Trustees noted that the services GMB would provide pursuant to the GMB Agreement were substantially the same as those currently provided by other sub-advisers to the Fund, and that the Adviser would retain primary responsibility for oversight of the Fund's investment sub-advisers and the allocation of assets to and among such sub-advisers. The Trustees concluded that GMB could provide high quality services to the Fund and that GMB's resources and the investment experience of its professionals in managing a portion of the Fund's portfolio pursuant to a global macro investment strategy could benefit the Fund.

In considering GMB's proposed sub-advisory fee, the Trustees noted that the addition of GMB would not change the total management fee paid by the Fund because sub-advisory fees are paid by the Adviser (and not the Fund). The Trustees noted that the total management fees paid by the Fund had been compared to fees paid by other similarly managed mutual funds in connection with the Trustees' annual approval of the Advisory Agreement between the Adviser and the Fund in April 2007. The Trustees also noted that GMB's proposed fees represented a discount from GMB's fee schedules for other pooled investment accounts, which fee schedules also include a performance allocation fee. It was noted that there would be no economies of scale due to the fact that the Adviser will pay GMB a sub-advisory fee. After reviewing these matters, the Trustees concluded that the proposed sub-advisory fee to be paid to GMB was fair and reasonable to the Fund and its shareholders.

The Trustees also evaluated the projected benefits to GMB of its sub-advisory relationship with the Fund, including the projected profitability of its relationship with the Fund. The Trustees considered that GMB would not receive significant ancillary benefits as a result of its relationship with the Fund, other than the benefit of bundled research of the type normally provided by brokers executing transactions on behalf of its clients and the ability to refer to its sub-advisory relationship with the Fund. The Trustees reviewed GMB's estimated profit and loss analysis and concluded that the level of GMB's estimated profits attributable to management of a portion of the assets of the Fund was not excessive in light of the proposed services to be provided.

Based on its review of the materials presented at the meeting, including its consideration of each of the factors referred to above, the Trustees (including all of the Independent Trustees) determined, in the exercise of business judgment, that GMB was capable of providing quality investment sub-advisory services to the Fund that could be beneficial to the Fund and its shareholders and that approval of the GMB Agreement was in the best interest of the Fund and its shareholders.

                         Fund's Ownership Information

As of December 1, 2007, to the best of the Trust's knowledge, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of the Fund ("Shares"). The following tables set forth, to the best of the Trust's knowledge, the name, address, number and percentage of Shares of persons that owned beneficially, or of record, more than 5% of the outstanding Shares of the indicated class as of December 1, 2007.

ABSOLUTE STRATEGIES FUND

                                                           CLASS A
                                                    ---------------------
                                                     NUMBER OF  PERCENTAGE
      RECORD HOLDER                                   SHARES     OF CLASS
      -------------                                 ----------- ----------
      LPL FINANCIAL SERVICES....................... 902,186.438   29.64%
      9785 TOWNE CENTER DRIVE
      SAN DIEGO, CA 92121
      NATIONAL FINANCIAL SERVICES.................. 638,616.718   20.98%
      200 LIBERTY ST
      ONE WORLD FINANCIAL CENTER
      NEW YORK, NY 10281
      STIFEL NICOLAUS & CO INC..................... 273,878.614    9.00%
      501 N BROADWAY
      SAINT LOUIS, MO 63102
      PERSHING LLC................................. 256,313.944    8.42%
      ONE PERSHING PLAZA
      JERSEY CITY, NJ 07399
      MERRILL LYNCH PIERCE FENNER & SMITH.......... 188,556.286    6.20%
      4800 DEER LAKE DRIVE EAST
      2ND FLOOR
      JACKSONVILLE, FL 32246

ABSOLUTE STRATEGIES FUND

                                                   INSTITUTIONAL CLASS
                                               --------------------------
                                                                PERCENTAGE
      RECORD HOLDER                            NUMBER OF SHARES  OF CLASS
      -------------                            ---------------- ----------
      SEI PRIVATE TRUST CO....................  23,512,694.349    37.47%
      C O 370
      ONE FREEDOM VALLEY DRIVE
      OAKS, PA 19456
      NATIONAL FINANCIAL SERVICES.............  13,907,474.957    22.16%
      200 LIBERTY ST
      ONE WORLD FINANCIAL CENTER
      NEW YORK, NY 10281
      CHARLES SCHWAB & CO INC.................  10,354,610.063    16.50%
      101 MONTGOMERY STREET
      SAN FRANCISCO, CA 94104
      PERSHING LLC............................   5,922,755.449     9.44%
      ONE PERSHING PLAZA
      JERSEY CITY, NJ 07399
      LPL FINANCIAL SERVICES..................   4,126,932.436     6.58%
      9785 TOWNE CENTER DRIVE
      SAN DIEGO, CA 92121

ABSOLUTE STRATEGIES FUND

                                                           CLASS C
                                                   -----------------------
                                                     NUMBER OF   PERCENTAGE
     RECORD HOLDER                                    SHARES      OF CLASS
     -------------                                 ------------- ----------
     LPL FINANCIAL SERVICES....................... 1,133,883.443   69.05%
     9785 TOWNE CENTER DRIVE
     SAN DIEGO, CA 92121
     PERSHING LLC.................................   181,909.211   11.08%
     ONE PERSHING PLAZA
     JERSEY CITY, NJ 07399
     NATIONAL FINANCIAL SERVICES..................    83,707.041    5.10%
     200 LIBERTY ST
     ONE WORLD FINANCIAL CENTER
     NEW YORK, NY 10281

                            Other Service Providers

Foreside Fund Services, LLC, located at Two Portland Square, 1st Floor, Portland, Maine 04101, is the Fund's principal underwriter. Citi Fund Services, LLC, located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, is the Fund's administrator.

                                   * * * * *

                                   APPENDIX

                             SUBADVISORY AGREEMENT
                                    BETWEEN
                       ABSOLUTE INVESTMENT ADVISERS LLC
                                      AND
                          GMB CAPITAL MANAGEMENT, LLC

   AGREEMENT made as of the 12th day of October, 2007 by and between Absolute Investment Advisers LLC, a Massachusetts limited liability company with its principal office and place of business at 350 Station Street, Suite 216, Hingham, MA, 02043 (the "Adviser") (the "Adviser") and GMB Capital Management, LLC, a Delaware limited liability company with its principal office and place of business at Ten Post Office Square, Suite 1200, Boston, MA, 02109 (the "Subadviser").

   WHEREAS, Adviser has entered into an Investment Advisory Agreement dated the 5th day of May, 2005 ("Advisory Agreement") with Forum Funds, a Delaware statutory trust, with its principal office and place of business at Two Portland Square, Portland, Maine 04101, (the "Trust");

   WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

   WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Adviser acts as investment adviser for the series of the Trust listed on Appendix A hereto (the "Fund");

   WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

   WHEREAS, Adviser desires to retain the Subadviser to perform investment advisory services for the Fund for that portion of the Fund's assets that the Adviser allocates to the Sub-Adviser on or after the date of this Agreement as set forth above ("Allocated Assets") and Subadviser is willing to provide such services on the terms and conditions set forth in this Agreement;

   NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Adviser and the Subadviser hereby agree as follows:

   SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

   (a) The Adviser hereby appoints Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of Allocated Assets to provide other services as specified herein. The Subadviser accepts this appointment and agrees to render its services for the compensation set forth herein.

   (b) In connection therewith, the Adviser has delivered to the Subadviser copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"),
(iii) the Trust's current Prospectuses and Statements of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), (iv) each plan of distribution or similar document adopted by the Trust on behalf of the Fund under Rule 12b-1 under the 1940 Act and each current shareholder service plan or similar document adopted by the Trust on behalf of the Fund; and (v) all policies and procedures adopted by the Trust with respect to the Fund (e.g., repurchase agreement procedures, Rule 17a-7 Procedures and Rule 17e-1 Procedures), and shall promptly furnish the Subadviser with all amendments of or supplements to the foregoing. The Adviser shall deliver to the Subadviser: (v) a certified copy of the resolution of the Board, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act) appointing the Adviser and Subadviser and approving the Trust's advisory agreement with the Adviser and this Agreement; (w) a certified copy of the resolution of the Fund's shareholder(s), if applicable, appointing the Adviser and Subadviser; (x) a copy of all proxy statements and related materials relating to the Fund; and (y) a certified copy of the resolution from the Trust and the Adviser identifying the officers of the Adviser and/or the Trust; and (z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

   (c) The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing.

   SECTION 2. DUTIES OF THE ADVISER

   In order for the Subadviser to perform the services required by this Agreement, the Adviser shall (i) cause all service providers to the Trust to furnish information to the Subadviser and assist the Subadviser as may be required; (ii) ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, the Adviser or any service provider to the Trust; and (iii) deliver to the Subadviser all materials it provides to the Board in accordance with the Advisory Agreement.

   SECTION 3. DUTIES OF THE SUBADVISER

   (a) The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets of the Allocated Assets. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to the Allocated Assets. In all purchases, sales and other transactions in securities and other investments in the Allocated Assets, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including voting of proxies with respect to securities owned by the Fund, subject to such proxy voting policies as approved by the Board.

   Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act") and applicable regulations and interpretations, the Subadviser may allocate brokerage on behalf of the Fund to a broker-dealer who provides research services. Subject to compliance with Section 28(e), the Adviser may cause Fund to pay to a broker-dealer who provides research services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Fund or its other advisory clients. The Subadviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Subadviser, the Subadviser will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

   (b) The Subadviser will report to the Board at each meeting thereof as reasonably requested by the Adviser or the Board all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund and the Subadviser, and on its own initiative, or as reasonably requested by the Adviser or the Board, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund's holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the Subadviser may believe appropriate or as the Adviser or the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Subadviser will comply with the directions and policies set from time to time by the Board as well as the limitations imposed by the Trust's or the Fund's policies and procedures, the Registration Statement, the 1940 Act, the Securities Act, the 1934 Act, the Internal Revenue Code of 1986, as amended, and other applicable laws. In making purchases and sales of securities and other investment assets for the Fund, the Sub-Adviser is prohibited from consulting with other Sub-Advisers to the Fund. The Adviser will provide reasonable notice to the Subadviser of any material changes to the Trust's policies and procedures applicable to the Fund and the Prospectus.

   (c) The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser's behalf in any such respect. The Adviser acknowledges receipt of the Form ADV and is cognizant of actual and/or potential conflicts of interest set forth therein.

   (d) The Subadviser will report to the Board all matters related to the Subadviser that are material to the Sub-Adviser's performance of this Agreement. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Allocated Assets or senior management of the Subadviser, in each case prior to or promptly after such change.

   (e) The Subadviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders with respect to the Allocated Assets as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Allocated Assets, which are in possession of the Subadviser, shall be the property of the Trust. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

   (f) The Subadviser will cooperate with the Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

   (g) The Subadviser will provide the Fund and the Fund's custodian and fund accountant on each business day with such information relating to all transactions concerning the Allocated Assets as the Fund and the Fund's custodian and fund accountant may reasonably require, including but not limited to information required to be provided under the Trust's Portfolio Securities Valuation Procedures. The Fund acknowledges that it is ultimately responsible for pricing Portfolio Securities.

   (h) The Subadviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period that the Adviser has not allocated any portion of the Fund's assets to the Sub-Adviser for management.

   (i) The Subadviser may invest Allocated Assets in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser upon the prior notice to and consent of the Adviser.

   (j) The Subadviser may effect transactions with respect to the Allocated Assets pursuant to Rules 17a-7 and 17e-1 of the 1940 if such transactions are effected in accordance with the Trust's Rule 17a-7 Procedures and Rule 17e-1 Procedures.

   SECTION 4. COMPENSATION; EXPENSES

   (a) In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to the Allocated Assets, a fee at an annual rate as listed in Appendix B hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears within 15 days of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

   (b) No fee shall be payable hereunder with respect to that portion of the Allocated Assets which are invested in registered, open-end, management investment companies for which the Subadviser serves as investment adviser or subadviser and for which Subadviser already receives an advisory fee.

   SECTION 5. STANDARD OF CARE

   (a) The Adviser shall expect of the Subadviser, and the Subadviser will give the Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable hereunder to the Adviser or the Trust for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund's shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Subadviser's duties or obligations under this Agreement or by reason of the Subadviser's reckless disregard of its duties and obligations under this Agreement.

   (b) The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Subadviser by a duly authorized officer of the Adviser or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

   (c) The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

   (d) The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which the Adviser is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

   SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

   (a) This Agreement shall become effective with respect to the Fund immediately upon the later of approval by a majority of the Trust's Trustees who are not interested persons (as defined in the 1940 Act) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

   (b) This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and in, either case, (ii) by a majority of the Trust's Trustees who are not interested persons (as defined in the 1940 Act); provided further, however, that if the continuation of this Agreement is not approved as to the Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

   (c) This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 60 days' written notice to the Subadviser or (ii) by the Subadviser on 60 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

   SECTION 7. ACTIVITIES OF THE SUBADVISER

   Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's partners, directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other entity.

   SECTION 8. REPRESENTATIONS OF SUBADVISER.

   The Subadviser represents and warrants to the Adviser that:

   (a) It is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act;

   (b) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

   (c) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Subadviser in order to perform its services contemplated by this Agreement; and

   (d) It will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation.

   SECTION 9. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

   The Trustees of the Trust and the shareholders of the Fund shall not be personally liable for any obligations of the Trust or of the Fund under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

   SECTION 10. MISCELLANEOUS

   (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

   (b) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

   (c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

   (d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

   (e) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

   (f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Adviser and Subadviser and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

   (g) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

   (h) Notices, requests, instructions and communications received by the parties at their respective principal places of business, as indicated above, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

   (i) No affiliated person, employee, agent, director, partner, officer or manager of the Subadviser shall be liable at law or in equity for the Subadviser's obligations under this Agreement.

   (j) The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

   (k) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

   (l) Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. The Sub-Adviser hereby consents to the disclosure to third parties of investment results and other Fund data in connection with providing composite investment results and related information of the Sub-Adviser. The Sub-Adviser also consents to the disclosure of Fund data to the Fund's other service providers so that those providers may perform the services they are contractually obligated to render to the Trust.

   (m) The Sub-Adviser may from time to time make available without charge to the Adviser or the Trust any marks or symbols owned by the Sub-Adviser (the "Mark"), including marks or symbols containing the Mark or any variation thereof, to use in the Fund's Registration Statement and/or Fund sales literature. Any use of the Marks shall be subject to the direction and control of the Sub-Adviser.

   (n) The Sub-Adviser shall not use the name of the Trust or any Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Trust prior thereto in writing; provided however, that the approval of the Trust shall not be required for the use of the Trust's or Fund's name which merely refers in accurate and factual terms to the Trust or Fund in connection with Sub-Adviser's role hereunder or which is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld or delayed.

   (o) The provisions of Sections 5, 6, 9 and 10 shall survive any termination of this Agreement.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                           ABSOLUTE INVESTMENT ADVISERS LLC

                                             /s/ Jay Compson
                                           -------------------------------------
                                           Name:  Jay Compson
                                           Title: Principal

                                           GMB CAPITAL MANAGEMENT, LLC

                                             /s/ Marco Bitram
                                           -------------------------------------
                                           Name:  Marco Bitram
                                           Title: Managing Member

                             SUBADVISORY AGREEMENT
                                    BETWEEN
                       ABSOLUTE INVESTMENT ADVISERS LLC
                                      AND
                        AND GMB CAPITAL MANAGEMENT, LLC

                                  APPENDIX A

                             SERIES OF THE TRUST:

                           Absolute Strategies Fund

                             SUBADVISORY AGREEMENT
                                    BETWEEN
                       ABSOLUTE INVESTMENT ADVISERS LLC
                                      AND
                          GMB CAPITAL MANAGEMENT, LLC

                                  APPENDIX B

       STRATEGY                                                     FEES
       --------                                                     ----
       Global Alpha................................................ 1.00%

Fee calculated as a percentage of the annual average daily net Allocated Assets

                                      B-1